UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2025

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road, Building 1
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	TGEN	NYSE American, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 17, 2025, Tecogen Inc., a Delaware corporation (“Company”), posted on its website at www.Tecogen.com in the section identified as “Investors/Presentations” a document entitled “Frequently Asked Questions - Tecogen Chillers for Artificial (AI) Data Centers,” a copy of which is filed as Exhibit 99.1 hereto. The document provides responses to certain questions the Company has received from its stockholders, analysts and others relating to the intended use of Tecogen Chillers for Artificial Intelligence (AI) Data Centers.

The information in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K, and information disseminated on the Company’s website and on social media websites, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, except as expressly set forth by specific reference in such a filing.

Disclosure of Important Company Information via Social Media Sites

In addition to disclosure included in the Company’s periodic reports filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, the Company has, from time to time, disseminated and expects to continue disseminating certain important information regarding the Company, its business and products on its website at www.Tecogen.com as well as on certain social media websites, including LinkedIn.com and X.com. This may include Company press releases, stockholder letters, and other informational material (“Public Information Releases”). In certain instances, information contained in such Public Information Releases may be deemed “material non-public information” under Federal securities laws, including Regulation FD. Information is considered “nonpublic” if “it has not been disseminated in a manner making it available to investors generally.” Information is “material” if “there is a substantial likelihood that a reasonable shareholder would consider it important in making an investment decision,” or if it would have “significantly altered the ‘total mix’ of information made available. We hereby advise Company investors, potential investors in our stock, analysts, and others that we have and will continue to disseminate important information regarding the Company via these means and that we urge such persons to consult our web site and such social media sites for important information regarding the Company that we periodically make publicly available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Frequently Asked Questions - Chillers for Artificial Intelligence (AI) Data Centers, filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
September 17, 2025	Abinand Rangesh, Chief Executive Officer